Events (Unaudited) Subsequent to the Date of the Independent Auditor's Report	12 Months Ended
Dec. 31, 2013
Events (Unaudited) Subsequent to the Date of the Independent Auditor's Report
Events (Unaudited) Subsequent to the Date of the Independent Auditor's Report

36. Events (Unaudited) Subsequent to the Date of the Independent Auditor’s Report

On March 31, 2014, the Company entered into a definitive merger agreement with SWS providing for the merger of SWS with and into a wholly owned subsidiary of Hilltop formed for the purpose of facilitating this transaction. SWS stockholders will receive per share consideration of 0.2496 shares of Hilltop common stock and $1.94 of cash, equating to $7.88 per share based on Hilltop’s closing price on March 31, 2014. The Company intends to fund the cash portion of the consideration through available cash. The merger is subject to customary closing conditions, including regulatory approvals and approval of the stockholders of SWS, and is expected to be completed prior to the end of 2014.

On April 1, 2014, Hilltop filed Articles of Amendment to Hilltop’s charter, as approved by the Board of Directors, increasing the number of authorized shares of common stock from 100,000,000 to 125,000,000.